FS Multi-Alternative Income Fund

Unaudited Consolidated Schedule of Investments

As of January 31, 2021

(in thousands, except share amounts)

Portfolio Company(a)	Industry	Number of Shares	Cost	Fair Value(b)

Real Estate Funds—21.9%
Blackstone Property Partners, LP	Real Estate	$2,909	$4,081	$4,046
Brookfield Premier Real Estate Partners	Real Estate	333	391	442
JPMorgan U.S. Real Estate Core Mezzanine Debt Fund	Real Estate	15,822	1,596	1,647
RREEF Core Plus Industrial Fund	Real Estate	15,525	2,049	2,273

Total Real Estate Funds			8,117	8,408

Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost	Fair Value(b)
Short-Term Investments—78.1%
State Street Institutional Treasury Plus Money Market Fund - Premier Class	(c)	0.03%	29,975,910	29,976	29,976
Total Short-Term Investments				29,976	29,976
TOTAL INVESTMENTS—100.0%				$38,093	$38,384
OTHER ASSETS IN EXCESS OF LIABILITIES—0%					11
NET ASSETS—100.0%					$38,395

Shares outstanding at period end (Class A)					848,659
Net asset value per common share at period end (Class A)					$11.81
Shares outstanding at period end (Class I)					2,403,511
Net asset value per common share at period end (Class I)					$11.81

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Fair value is determined by the board of trustees of FS Multi-Alternative Income Fund (the “Fund”). For information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies, please refer to the Fund’s most recent audited consolidated financial statements.

(c)	Rate represents the seven-day yield as of January 31, 2021.

See notes to unaudited consolidated schedule of investments.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Schedule of Investments

As of January 31, 2021

(in thousands)

Investment Portfolio

The information contained in this section should be read in conjunction with the Fund’s audited financial statements contained in its annual report for the fiscal year ended October 31, 2020.

In general, under the 1940 Act, a Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of January 31, 2021, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act. As of January 31, 2021, the Fund had unfunded commitments of $420.

The Fund’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit or revolving credit facilities, or other investments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. The Fund maintains sufficient cash on hand, available borrowings and liquid securities to fund any unfunded commitments should the need arise.

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

As of January 31, 2021, the Fund’s short-term investments are classified as Level 1 inputs.

In accordance with ASC 820, private real estate funds are measured at estimated net asset value as a practical expedient and not included in the fair value hierarchy.